EXHIBIT 32.1


                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
           PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     I, James F. Dempsey, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of W.S. Industries, Inc. on Form 10-KSB/A for the annual period ended August 31, 2007, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-KSB fairly presents in all material respects the financial condition and results of operations of W.S. Industries, Inc.


Date:  June 12, 2008

                                                 By: /s/ JAMES F. DEMPSEY
                                                     ___________________________
                                                         James F. Dempsey
                                                         Chief Executive Officer